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                                EXHIBIT 10.9.1



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                          SECURITY AGREEMENT

                                                    December 11, 1996

To:  UNITED PETROLEUM CORPORATION
     4867 North Broadway
     Knoxville, Tennessee 37918

   For new value received, the undersigned ("debtor") here grants to you, together with your successors and assigns, ("UPC"), a security interest in the following instruments or negotiable documents: 1,834,407 shares of United Petroleum Corporation common stock together with all rights related to those instruments or documents (collectively referred to below as the ("collateral").

   The collateral shall secure the Promissory Note of the debtor to UPC, in the principal sum of $10,876,660.90, (such obligation referred to below as "liability"). The debtor agrees (a) to deliver the collateral to UPC promptly, and in no event later than 7 days from the date of this agreement; [2] (b) to hold the collateral, pending such delivery, in trust for UPC, separate and distinct from any other property of the debtor and free of all liens and claims whatever other than the security interest of UPC; and (c) to do such acts and things as UPC may from time to time request to maintain a valid security interest on the part of UPC in the collateral (free of all other liens and claims) to secure the payment of the liability.

   In addition to all other rights possessed by it, UPC shall have all rights with respect to the collateral that are granted to it under any promissory note evidencing any of the liabilities with respect to any collateral referred to in any such promissory note. This agreement has been delivered at [city and state], and shall, unless otherwise required by law, be construed in accordance with and governed by the provisions of the Uniform Commercial Code as in effect from time to time in the State of Tennessee.

                                      STRATEGIC HOLDINGS CORPORATION


                                      By: /s/ Russell Adler, President
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                                           Russell Adler, President

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                                         -------------------, Florida----

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